Question 77 H.  Changes in control of Registrant




Series 5 - Growth-Income Portfolio

During the period ended July 31, 2017, the SunAmerica
Series Trust SunAmerica Dynamic Stategy Portfolios, (the
Acquiring Portfolio), sold shares of the SunAmerica Series
Trust Growth-Income Portfolio, a series of the registrant
(the Acquired Portfolio), through a series of transactions.
As of January 31, 2017, the Acquiring Portfolio owned approximately 26% of the Acquired Portfolios. As of July 31, 2017, the Acquiring Portfolio owned approximately 24% of the Acquired Portfolio.



Series 10 - Corporate Bond Portfolio

During the period ended July 31, 2017, the SunAmerica
Series Trust SunAmerica Dynamic Allocation Portfolio, (the
Acquiring Portfolio), sold shares of the SunAmerica Series
Trust Corporate Bond Portfolio, a series of the registrant
(the Acquired Portfolio), through a series of transactions.
As of January 31, 2017, the Acquiring Portfolio owned approximately 25% of the Acquired Portfolios. As of July 31, 2017, the Acquiring Portfolio owned approximately 23% of the Acquired Portfolio.


Series 26 - Mid-Cap Growth Portfolio

During the period ended July 31, 2017, the SunAmerica
Series Trust SunAmerica Dynamic Allocation Portfolio, (the
Acquiring Portfolio), sold shares of the SunAmerica Series
Trust Mid-Cap Growth Portfolio, a series of the registrant
(the Acquired Portfolio), through a series of transactions.
As of January 31, 2017, the Acquiring Portfolio owned approximately 27% of the Acquired Portfolios. As of July 31, 2017, the Acquiring Portfolio owned approximately 24% of the Acquired Portfolio.

Series 33 - SA Foreign Value Portfolio

During the period ended July 31, 2017, the SunAmerica
Series Trust SunAmerica Dynamic Allocation Portfolio, (the
Acquiring Portfolio), sold shares of the SunAmerica Series
Trust Foreign Value Portfolio, a series of the registrant
(the Acquired Portfolio), through a series of transactions.
As of January 31, 2017, the Acquiring Portfolio owned approximately 26% of the Acquired Portfolios. As of July 31, 2017, the Acquiring Portfolio owned approximately 24% of the Acquired Portfolio.

Series 46 - SA Fixed Income Index Portfolio

During the period ended July 31, 2017, the SunAmerica
Series Trust SunAmerica Dynamic Allocation Portfolio, (the
Acquiring Portfolio), purchased shares of the SunAmerica Series
Trust SA Fixed Income Income Portfolio, a series of the registrant (the Acquired Portfolio), through a series of transactions.
As of January 31, 2017, the Acquiring Portfolio owned approximately 0% of the Acquired Portfolios. As of July 31, 2017, the Acquiring Portfolio owned approximately 60% of the Acquired Portfolio.

Series 46 - SA Fixed Income Index Portfolio

During the period ended July 31, 2017, the SunAmerica
Series Trust SunAmerica Dynamic Strategy Portfolio, (the
Acquiring Portfolio), purchased shares of the SunAmerica Series
Trust SA Fixed Income Income Portfolio, a series of the registrant (the Acquired Portfolio), through a series of transactions.
As of January 31, 2017, the Acquiring Portfolio owned approximately 0% of the Acquired Portfolios. As of July 31, 2017, the Acquiring Portfolio owned approximately 32% of the Acquired Portfolio.